Note 9 - Income Taxes	24 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]

NOTE 9 – INCOME TAXES

The Company had no income taxes payable at December 31, 2011 and 2010.

The reconciliation of income tax provision computed at statutory rates to the reported income tax provision is as follows:

	Year ended December 31,
	2011	2010
Net loss for the year	(5,337,700)	(3,662,252)
Effective statutory rate	34%	34%
Expected tax recovery	(1,814,818)	(1,245,166)
Net effects of non deductible items	1,060,511	1,068,040
Valuation allowance	754,307	177,126
	-	-

Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes.  The Company’s deferred income tax assets and liabilities consist of the following:

	December 31,
	2011	2010
Net operating loss carry forward	984,718	152,583
Equipment	(31,190)	149,946
Valuation allowance	(953,528)	(302,529)
Net deferred tax assets	-	-

Net operating loss carry forwards totaled approximately $2,896,000 at December 31, 2011.  The net operating loss carry forwards will begin to expire in the year 2028 if not utilized.  After consideration of all the evidence, management has recorded a valuation allowance at December 31, 2011 due to uncertainty of realizing the deferred tax assets. Utilization of the Company’s net operating loss carry forwards may be limited based on changes in ownership as defined in Internal Revenue Code Section 382.